UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2008
WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2nd Floor, 2 North Cascade Avenue, Colorado Springs, CO	80903

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO	80903

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     On March 4, 2008, Westmoreland Coal Company (the “Company”) completed the sale of $15 million of senior secured convertible notes (the “Notes”) to Tontine Partners, L.P. and Tontine Capital Partners, L.P. (collectively, the “Tontine Purchasers”). The sale was completed pursuant to a Senior Secured Convertible Note Purchase Agreement dated as of March 4, 2008 (the “Note Purchase Agreement”) among the Company, the Tontine Purchasers, and Tontine Capital Associates, L.P., as collateral agent (the “Collateral Agent”).
     The Notes bear interest at a rate of 9% per annum, payable in cash or in kind at the Company’s option, and are payable in full on March 4, 2013. The Tontine Purchasers may convert the Notes into shares of the Company’s common stock, par value $2.50 per share (“Common Stock”), initially at a conversion price of $10.00 per share. The number of shares of Common Stock into which the Notes may be converted would increase in the circumstances specified in the Note Purchase Agreement, including (i) the Company’s payment of interest on the Notes in kind and (ii) actions by the Company (including the payment of dividends or distributions in shares of Common Stock and certain issuances of securities convertible into or exchangeable for shares of Common Stock at an exercise price less than the conversion price of the Notes then in effect) that would affect the conversion price of the Notes, but the Notes may not be converted into more than 1,877,946 shares of Common Stock.
     In the Note Purchase Agreement, the Company agreed that, so long as the Tontine Purchasers and their affiliates (collectively, “Tontine”) own 10% or more of the outstanding shares of Common Stock:
•	Tontine shall have the right to designate two persons for election to the Company’s Board of Directors who are reasonably acceptable to the Board, and the Board will consist of not more than nine members (not more than seven members when no Series A Convertible Exchangeable Preferred Stock is outstanding), and

•	Subject to the limitations specified in the Note Purchase Agreement, if the Company offers to sell Common Stock (or securities convertible into or exchangeable for shares of Common Stock), then Tontine shall have the right to subscribe for the offered securities on the same terms and conditions and at the same price as the other offerees.
     The Note Purchase Agreement contains affirmative and negative covenants and representations and warranties. The Tontine Purchasers may declare the Notes immediately due and payable upon the occurrence of certain events of default, and the Notes are immediately due and payable without declaration upon the occurrence of other events of default, in each case as specified in the Note Purchase Agreement.
     Houlihan Lokey served as the Board’s independent financial advisor in connection with the transaction.
     In connection with the Note Purchase Agreement, the Company and its subsidiary, Westmoreland Resources, Inc. (“WRI”), entered into the following agreements with the Tontine Purchasers and the Collateral Agent:

•	Registration Rights Agreement dated as of March 4, 2008 (“Registration Rights Agreement”) among the Company, Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Associates, L.L.C., Tontine Capital Management, L.L.C., and Jeffrey L. Gendell, all of which are Tontine affiliates. Pursuant to the Registration Rights Agreement, the Company agreed to register the shares of Common Stock owned by Tontine for sale pursuant to the Securities Act of 1933, as amended (“Securities Act”).

•	Guaranty dated as of March 4, 2008 (the “Guaranty”) from WRI in favor of the Tontine Purchasers. Pursuant to the Guaranty, WRI guaranteed the Company’s indebtedness under the Notes and the Note Purchase Agreement.

•	Security Agreement dated as of March 4, 2008 (the “Security Agreement”) between WRI and the Collateral Agent. Pursuant to the Security Agreement, WRI granted the Collateral Agent, for the benefit of the Tontine Purchasers, a security interest in the collateral described in the Security Agreement.

•	Pledge Agreement dated as of March 4, 2008 (the “Pledge Agreement”) among the Company, WRI, and the Collateral Agent. Pursuant to the Pledge Agreement, the Company pledged its interest in the stock of WRI to the Collateral Agent for the benefit of the Tontine Purchasers.
     The Tontine Purchasers, together with their affiliates, own 1,550,943 shares of Common Stock, or approximately 16.4% of the Common Stock currently outstanding, in each case without giving effect to the Notes or the Common Stock issuable upon conversion of the Notes.
     The foregoing descriptions of the Note Purchase Agreement, the Registration Rights Agreement, the Guaranty, the Security Agreement, and the Pledge Agreement are qualified in their entirety by reference to the Note Purchase Agreement, the Registration Rights Agreement, the Guaranty, the Security Agreement, and the Pledge Agreement which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 and are incorporated by reference into this Item 1.01.
     The Company has entered into an amendment to its Amended and Restated Rights Agreement dated as of February 7, 2003, as amended by the First Amendment to Amended and Restated Rights Agreement dated May 2, 2007. The Second Amendment to Amended and Restated Rights Agreement dated as of March 4, 2008 is attached hereto as Exhibit 4.1 and is incorporated by reference into this Current Report on Form 8-K and into this Item 1.01.
     On March 5, 2008, the Company issued a press release announcing it had entered into the Note Purchase Agreement and completed the sale of the Notes. A copy of this press release is attached hereto as Exhibit 99.1.

Item 1.02.	Termination of a Material Definitive Agreement
     On March 4, 2008, Section 5.17 of the Note Purchase Agreement effected a termination of the Standby Purchase Agreement dated as of May 2, 2007 between the Company and Tontine Capital Partners, L.P., as amended by the Amended and Restated First Amendment to Standby

Purchase Agreement dated as of July 3, 2007 among the Company, Tontine Capital Partners, L.P., and Silverhawk Capital Partners GP, LLC (the “Standby Purchase Agreement”), other than Section 7(c) thereof. In that agreement, among other things, the Company agreed to undertake a rights offering to holders of its Common Stock, Tontine agreed to certain standby commitments with respect to the rights offering, and, subject to the limitations described in the Standby Purchase Agreement, Tontine agreed to act as a “standby purchaser” to purchase any shares not subscribed for in the rights offering.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Company did not pay any underwriting discounts or commissions in connection with the sale of the Notes. The sale of the Notes was made in a private placement in reliance upon an exemption from registration under Section 4(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits

Exhibit 4.1	Second Amendment to Amended and Restated Rights Agreement dated as of March 4, 2008 between Westmoreland Coal Company and Computershare Trust Company, N.A. (incorporated by reference to Exhibit (l) to Amendment No. 3 to Form 8-A filed March 6, 2008)

Exhibit 10.1	Senior Secured Convertible Note Purchase Agreement dated as of March 4, 2008 among Westmoreland Coal Company, Tontine Partners, L.P. and Tontine Capital Partners, L.P., and Tontine Capital Associates, L.P.

Exhibit 10.2	Registration Rights Agreement dated as of March 4, 2008 among Westmoreland Coal Company, Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Associates, L.L.C., Tontine Capital Management, L.L.C., and Jeffrey L. Gendell

Exhibit 10.3	Guaranty dated as of March 4, 2008 from Westmoreland Resources, Inc. in favor of Tontine Partners, L.P. and Tontine Capital Partners, L.P.

Exhibit 10.4	Security Agreement dated as of March 4, 2008 between Westmoreland Resources, Inc. and Tontine Capital Associates, L.P.

Exhibit 10.5	Pledge Agreement dated as of March 4, 2008 among Westmoreland Coal Company, Westmoreland Resources, Inc., and Tontine Capital Associates, L.P.

Exhibit 99.1	Press release dated March 5, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: March 6, 2008	By:	/s/ David J. Blair
David J. Blair
Chief Financial Officer (A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1
Second Amendment to Amended and Restated Rights Agreement dated as of March 4, 2008 between Westmoreland Coal Company and Computershare Trust Company, N.A. (incorporated by reference to Exhibit (l) to Amendment No. 3 to Form 8-A filed March 6, 2008)

10.1
Senior Secured Convertible Note Purchase Agreement dated as of March 4, 2008 among Westmoreland Coal Company, Tontine Partners, L.P. and Tontine Capital Partners, L.P., and Tontine Capital Associates, L.P.

10.2
Registration Rights Agreement dated as of March 4, 2008 among Westmoreland Coal Company, Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Associates, L.L.C., Tontine Capital Management, L.L.C., and Jeffrey L. Gendell

10.3	Guaranty dated as of March 4, 2008 from Westmoreland Resources, Inc. in favor of Tontine Partners, L.P. and Tontine Capital Partners, L.P.

10.4	Security Agreement dated as of March 4, 2008 between Westmoreland Resources, Inc. and Tontine Capital Associates, L.P.

10.5	Pledge Agreement dated as of March 4, 2008 among Westmoreland Coal Company, Westmoreland Resources, Inc., and Tontine Capital Associates, L.P.

99.1	Press release dated March 5, 2008